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                                                             Exhibit 99.7

                            CASH MANAGEMENT AGREEMENT
                               (this "Agreement")
                           dated as of April 20, 2000
                                      among

                              PARK PLAZA MALL, LLC
           c/o First Union Real Estate Equity and Mortgage Investments
                          551 Fifth Avenue, Suite 1416
                            New York, New York 10176
                                (the "Borrower"),

                        LANDAU & HEYMAN OF ARKANSAS, INC.
                       120 S. Riverside Plaza, Suite 1605
                             Chicago, Illinois 60606
                                 (the "Manager")

                                       and

                            FIRST UNION NATIONAL BANK
                           One First Union Center, DC6
                            301 South College Street
                      Charlotte, North Carolina 28288-0166
                        (together with its successors and
                             assigns, the "Holder")


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       WHEREAS, pursuant to the Mortgage and Security Agreement dated as of
April 20, 2000 (the "Mortgage"), by and between the Holder and the Borrower, the Holder has provided financing (the "Loan") to the Borrower secured by the property or properties owned by the Borrower and described in the Mortgage (the "Property");

       WHEREAS, during any Sweep Period (as defined below), the Holder may deliver to the Borrower's bank or banks (the "Clearing Bank") maintaining the operating account or accounts of the Borrower (the "Property Account") a Clearing Bank Instruction Letter attached as Exhibit A hereto (together with any modifications, amendments or replacements thereof, the "Instruction Letter"), which provides that all Rents and Profits (as defined in the Mortgage) be deposited in the account named therein (upon delivery of the Instruction Letter, a "Clearing Account") and swept periodically into the accounts established hereunder;

       NOW THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms.

             (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

             "Account Proceeds" shall mean any and all Rents and Profits and other revenue in connection with any Property that is deposited by any Clearing Bank, the Borrower and the Manager or otherwise into the Cash Collateral Account from time to time.

             "Anticipated Repayment Date" means the "Anticipated Repayment Date" as defined in the Note.

             "Borrower Remainder Account" shall mean the account of Borrower to which monies in the Borrower Remainder Sub-account are allocated in accordance with the terms hereof.

             "Business Day" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in New York, New York or the City in which the Deposit Bank is located are required or permitted by law to be closed.

             "Cash Collateral Account" shall have the meaning ascribed to such term in Section 2 hereof.

             "Certificates" means the securities issued in connection with a Secondary Market Transaction of the Loan.

             "Clearing Account" shall have the meaning given such term in the Recitals.

             "Clearing Bank" shall have the meaning given such term in the Recitals.

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             "Collateral" shall mean the Cash Collateral Account, all
Permitted Investments and any and all proceeds and products thereof.

             "Collection Period" with respect to any Payment Date, shall mean the period of days from the first day of the month immediately preceding the Payment Date to the last day of the month prior to which such Payment Date occurs.

             "Debt Service Coverage Ratio" shall mean a ratio for the applicable twelve month calendar period, annualized by the Holder as applicable, in which: (A) the numerator is the Net Operating Income for such period as set forth in the statements required hereunder; and (B) the denominator is the aggregate amount of principal and interest due and payable on the Note.

             "Deposit Bank" shall mean the bank or banks selected by the Holder to maintain the Cash Collateral Account.

             "Eligible Account": Either (i) an account or accounts maintained with an Eligible Bank or (ii) a Trust Account. Eligible Accounts may bear interest.

             "Eligible Bank" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures deposits held by such bank through the Federal Deposit Insurance Corporation.

             "Event of Default" shall mean an "Event of Default" or default beyond applicable grace or cure period under Loan Documents.

             "Gross Income from Operations" shall mean all income, computed in accordance with generally accepted accounting principles, derived from the ownership and operation of the Property from whatever source, including, but not limited to, Rents and Profits, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other pass-through or reimbursements paid by tenants under the Leases of any nature but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to the Borrower from the Impound Sub-account, the Replacement Reserve Sub-account, or any other escrow fund established by the Loan Documents.

             "Instruction Letter" shall have the meaning ascribed to such term in the Recitals.

             "Loan" shall have the meaning ascribed to such term in the Recitals.

             "Loan Documents" shall have the meaning set forth for such term in the Mortgage.

             "Mezzanine Note" shall, if applicable, mean the promissory note from Park Plaza 2, LLC to the mezzanine lender in connection with the proposed Mezzanine Loan (as defined in the Mortgage), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.


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             "Monthly Payment Amount" shall have the meaning given to such term in the Note.

             "Mortgage Satisfaction Event" shall mean the satisfaction in full of the Obligations.

             "Mortgage Sub-accounts" shall have the meaning ascribed to such term in Section 2(c).

             "Net Operating Income" shall mean the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

             "Note" shall mean that certain Promissory Note of even date herewith, made by the Borrower in favor of the Holder and evidencing the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

             "Obligations" shall mean any and all debt, liabilities and obligations of the Borrower to the Holder pursuant to or in connection with the Loan, whether now or hereafter existing, including without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of the Borrower under the Loan Documents.

             "Operating Expenses" shall mean the total of all expenditures, computed in accordance with generally accepted accounting principles, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Holder, and other similar costs, but excluding depreciation, debt service, capital expenditures, and contributions to the Replacement Reserve Sub-account Fund, the Impound Sub-account, the Leasing Reserve Sub-account and any other reserves required under the Loan Documents.

             "Payment Date" shall have the meaning given to such term in the Note.

             "Permitted Investments" shall mean any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Secondary Market Transaction in which some or all of the Certificates issued are rated "AAA" (or the equivalent rating) by the Rating Agencies, as the standards therefor are established from time to time, or such investments which are otherwise acceptable to the Holder.

             "Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).


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             "Property" shall have the meaning ascribed to such term in the
Recitals.

             "Rating Agencies" shall mean (i) any nationally-recognized statistical rating organizations that provide a rating on any Certificates on the date of issuance of the Certificates or (ii) prior to the issuance of the Certificates, S&P and any other nationally-recognized statistical rating organizations that have been designated by the Holder in its sole discretion.

             "Rating Criteria" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of less than 30 days, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of 30 days or more.

             "Rents and Profits" shall have the meaning ascribed to such term in the Mortgage.

             "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

             "Secondary Market Transaction" shall have the meaning given to such term in the Mortgage.

             "Servicer" shall mean a servicer or account administrator of the Loan designated by and acting for the benefit of the Holder.

             "Sweep Period" shall mean (i) any period during which the Debt Service Coverage Ratio is less than 1.15 computed by Holder on a trailing twelve month basis as of any date, (ii) the period during which a Mezzanine Note has been issued and the outstanding balance has not been paid in full, (iii) if, after July 27, 2003, (but said date shall only apply so long as Borrower uses commercially reasonable efforts to enforce Section 4.2 of the "REA" as defined in the Mortgage) either of the two Dillard's Department Stores located on the land adjacent to the Property becomes vacant or fails to operate in accordance with Section 4.2 of the REA, (iv) the period of time from the date which is three months prior to the Anticipated Repayment Date to the occurrence of a Mortgage Satisfaction Event or (v) the period of time from the occurrence of an Event of Default to the occurrence of a Mortgage Satisfaction Event; provided, however, that if such period commenced as a result of a monetary default and Borrower tenders and Holder accepts, in its sole discretion, a cure of such monetary default, then such period shall terminate upon Holder's acceptance of such cure; provided, further, that in no event shall Holder be obligated to terminate such period more than one (1) time in any twelve (12) month period (the occurrence of any of items (i), (iii) or (v) is referred to as a "CASH TRAP").

             "Trust Account" shall mean a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(B) which has corporate trust powers and is acting in its fiduciary capacity.


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           (b) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

           (c) Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Mortgage. Establishment of the Cash Collateral Account.

Section 2. Establishment of the Cash Collateral Account.

           (a) The Holder has established and will maintain while the Loan is outstanding a cash collateral account (which may be a book-entry sub-account of an Eligible Account) at the Deposit Bank (the "Cash Collateral Account") which shall be entitled "FIRST UNION NATIONAL BANK as Mortgagee of Park Plaza Mall, LLC Cash Collateral Account". In connection with a Secondary Market Transaction, the Holder shall have the right to cause Deposit Bank to entitle the Cash Collateral Account with such other designation as the Holder may select in its reasonable discretion to reflect such assignment or transfer. The Holder shall, or shall cause the Servicer to, cause the Deposit Bank to deposit into the Cash Collateral Account, all Rents and Profits and other amounts transferred to the Deposit Bank from the Clearing Bank.

           (b) The Cash Collateral Account shall be an interest bearing account. The interest rate with respect to funds held in the Cash Collateral Account shall be the rate for such deposits as is customarily paid by the Deposit Bank or Servicer, as applicable. All such interest income remaining in the Cash Collateral Account shall be for the benefit of the Holder and credited to the Cash Collateral Account. The Cash Collateral Account shall be assigned the federal tax identification number of the Borrower, which number is __________. Borrower shall provide Holder or the Deposit Bank, at any time upon request of Holder, with a Form W-8 or W-9 to evidence Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Cash Collateral Account shall remain an asset of Borrower, subject to the lien and security interest granted Holder hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

           (c) The following sub-accounts (collectively, the "Mortgage Sub-accounts") of the Cash Collateral Account shall be maintained on a ledger-entry basis:
              (i)    "Impound Sub-account";

             (ii)    "Monthly Debt Service Sub-account";

             (iii)   "Replacement Reserve Sub-account";

              (iv)   Operating Expense Sub-account'

               (v)   "Casualty and Condemnation Proceeds Sub-account";

              (vi)   "Borrower Remainder Sub-account".


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       Amounts allocated to the Mortgage Sub-accounts shall be disbursed in accordance with the terms of this Agreement and the Note.

          (d) (i) During any Sweep Period, the Holder may deliver one or more executed Instruction Letters to the Clearing Bank. The Borrower hereby agrees that if the bank, bank location or account number of the Property Account is changed prior to a Sweep Period, the Borrower shall, within five (5) Business Days after such change, execute a replacement Instruction Letter to cover the new bank, bank location and/or account, which replacement Instruction Letter shall be in the form of the Instruction Letter annexed hereto as Exhibit A, with such changes thereto as may be requested by such new Clearing Bank in order to conform such Instruction Letter with such new bank's customary requirements. If any Clearing Bank shall request any changes, modifications or supplements to any Instruction Letter to conform to the Clearing Bank's customary practice or requirements, as the same may change from time to time, then if such changes, modifications or supplements are acceptable to Holder, Borrower shall execute and deliver to Holder such instruments as the Clearing Bank shall request to effectuate such modifications or changes. In the event the Borrower fails to execute an Instruction Letter as provided above, Borrower hereby irrevocably appoints the Holder as its attorney-in-fact (coupled with an interest) with full authority to enter into replacement Instruction Letter(s) and to execute on behalf of the Borrower any new modified Instruction Letter acceptable to the proposed Clearing Bank and to execute on behalf of the Borrower the Lessee Payment Direction Letters and the Payment Direction Letters described below. All costs and expenses, including, but not limited to legal fees and disbursements, incurred by the Holder to negotiate and execute any modified Instruction Letter shall be paid by the Borrower.

           (ii) At the election of the Holder, during any Sweep Period, within ten (10) Business Days, the Borrower will establish a new Eligible Account (which shall become the Clearing Account) at a bank selected by the Holder and shall cause all funds in the existing Clearing Account to be transferred to the new Clearing Account and any future Rents and Profits from the Property to be deposited in such new Clearing Account.

           (e) The Holder or the Servicer may (but shall not be obligated to) direct the Deposit Bank to invest amounts allocated to the Cash Collateral Account in Permitted Investments selected by the Holder. All earnings on such Permitted Investments on funds allocated to in such Accounts (net, to the extent applicable, of any interest income payable to Borrower as provided herein) shall be for the benefit of the Servicer as additional servicing compensation. If the Holder or Servicer elects to invest funds in such accounts in Permitted Investments, then the Holder or Servicer, as applicable, shall have liability for any loss in investments of funds that are invested in Permitted Investments but no such loss or liability shall affect Borrower's obligations to make all payments and deposits required to be made by Borrower under the Loan Documents.

           (f) It is the intention of the parties hereto that the entire amounts deposited in the Cash Collateral Account (or as much thereof as the Holder may reasonably arrange to invest) may be invested in Permitted Investments, and, in such event, that such Account shall be a so-called "zero balance" account. All funds in such Account that are invested in a Permitted Investment are deemed to be held in such Account for all purposes of the Mortgage and the other Loan Documents.


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           (g) In order to further secure the performance by the Borrower of the
Obligations and as a material inducement for the Holder to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby (i) requests that the Cash Collateral Account be established on its behalf at the Deposit Bank in the names set forth above and (ii) acknowledges that (A) the Cash Collateral Account will be subject to the sole dominion, control and discretion of the Holder (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the Mortgage, (B) the Holder shall have the sole right to make withdrawals or transfers of funds from the Cash Collateral Account and (C) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Cash Collateral Account, or to give any instructions with respect to the Cash Collateral Account. Allocation and Disbursement of Funds in the Cash Collateral Account.

Section 3. Allocation and Disbursement of Funds in the Cash Collateral Account.

           (a) Commencing on the first Business Day of each Collection Period on or after the commencement, and during the continuance of, a Sweep Period occurring prior to the Anticipated Repayment Date, the Holder or the Servicer shall allocate amounts deposited in the Cash Collateral Account from time to time during such Collection Period in the order and priority set forth in
Section 1.06 of the Note. Commencing on or prior to the first Business Day of each Collection Period beginning on or after the Anticipated Repayment Date, the Lender or the Servicer shall allocate amounts deposited in the Cash Collateral Account from time to time during such Collection Period in the order and priority set forth in Section 1.07 of the Note.

           (b) The Holder or the Servicer shall disburse:

              (i) Amounts allocated to the Impound Sub-account on each Payment Date for further disbursement therefrom as set forth in the Mortgage;

             (ii) Amounts allocated to the Monthly Debt Service Sub-account to the Holder on the related Payment Date;

             (iii) Amounts allocated to the Replacement Reserve as set forth in the Mortgage;

             (iv) Amounts allocated to the Operating Expense Sub-account on the last Business Day of each week to the following account:



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


                                              American National Bank

                ABA#:                         071000770

                Attention:                    Tari Tomi (phone 312-661-5874)
                Fax:                          312-661-3566

                Account:                      Landau & Heyman of Arkansas Inc.
                                              as Managing Agent - Operating Account
                Account #:                    5330232945
                                              ----------

           (iv) Amounts allocated to the Borrower Remainder Sub-account on the last Business Day of each week to the following account:

                Bank:                         HSBC
                ABA#:                         021001088
                Attention:                    Roger Heitman or Mary Ellen Smyth
                Fax:                          (212) 983-8962
                Account:                      Park Plaza Mall, LLC
                Account #:                    0006946615



Section 4.   Fees

             (a) The Borrower agrees to pay the fees of the Servicer and the Deposit Bank in accordance with the customary fees charged by the Deposit Bank and the Servicer for the services described herein, as such fees are established from time to time.

             (b) Upon the request of the Borrower, the Holder shall cause the Deposit Bank and the Servicer to include their fees in an account analysis statement.

Section 5.   Termination.

             (a) The Holder may replace the Deposit Bank from time to time with a new Deposit Bank upon five days' notice to the Borrower. The Borrower hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of the Deposit Bank to the successor thereof selected by the Holder in its sole discretion.

             (b) The Holder shall terminate this Agreement upon the occurrence of a Mortgage Satisfaction Event and return to Borrower all monies then held in the Cash Collateral Account after liquidating all Permitted Investments.

Section 6.   Matters Concerning the Borrower.

             (a) At the option of the Holder, the Holder may require one or more of the following upon the commencement and during the continuation of any Sweep Period:

                 (i) Pursuant to an instruction letter in the form of Exhibit B hereto (a "Payment Direction Letter"), the Borrower or the Manager shall immediately instruct each of the

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credit card companies with which the Borrower or the Manager has entered into merchant's or other credit card agreements that all Rents and Profits payable with respect to the Property, in accordance with such merchant's agreements or otherwise, shall be transferred instead by wire transfer or the ACH System to the Clearing Bank for deposit in the Clearing Account.

             (ii) The Borrower or the Manager shall immediately instruct all Persons that presently or hereafter maintain open accounts with Borrower or the Manager or with whom the Manager or the Borrower presently or hereafter does business on an "accounts receivable" basis with respect to the Property to deliver all payments due under such accounts to the Clearing Bank at a lock box address at the Clearing Bank (the "Lock Box Address") in the form of cashier's checks or equivalent instruments for the payment of money. Neither the Borrower nor the Manager shall direct any such Person to make payments due under such accounts in any other manner.

             (iii) Pursuant to an instruction letter in the form of Exhibit C hereto (a "Lessee Payment Direction Letter"), the Borrower or the Manager shall immediately notify and advise each tenant of the Property (collectively, the "Tenants") under each lease with respect to the Property (whether such lease is presently effective or executed after the date hereof), to send directly to the lockbox address at the Clearing Bank promptly when due all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever of rent or any other item payable to the Borrower as landlord under such Leases. The foregoing requirements need not be satisfied with respect to any Lease executed after the date hereof to the extent the terms and conditions of the Lessee Payment Direction Letter are incorporated in the applicable Lease.

             (iv) If notwithstanding the provisions of this Section 6(a), Borrower or Manager (or any affiliate thereof) receives any Rents and Profits then (x) Borrower or Manager (or such affiliate) shall be deemed to hold such Rents and Profits in trust for Holder and (y) the Borrower and the Manager shall deposit with the Clearing Bank within one Business Day of receipt all such Rents and Profits received by the Borrower or the Manager (or such affiliate).

           (b) Upon request of Holder, Borrower shall deliver to Holder such evidence as Holder may reasonably request to evidence that Borrower is complying with the provisions of this Section 6(a). Without the prior written consent of the Holder, neither the Borrower nor the Manager shall (i) terminate, amend, revoke or modify any Lessee Payment Direction Letter in any manner or
(ii) direct or cause any Tenant to pay any amount in any manner other than as provided specifically in the related Lessee Payment Direction Letter.

           (c) The Borrower hereby pledges, transfers and assigns to the Holder, and grants to the Holder, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon, (i) the Cash Collateral Account, the Clearing Account, the Property Account and all of the Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (ii) all earnings, investments and securities held in the Cash Collateral Account in accordance with this Agreement and (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by the Borrower to the Holder under the Note and the other Obligations. The

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Borrower acknowledges that the Servicer, Clearing Bank and Deposit Bank are acting as the agent of, and at the direction of, the Holder in connection with the subject matter of this Agreement. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as the Holder may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto the Holder any of the rights granted by this Agreement and to more fully perfect and protect any lien or security interest granted hereby.

           (d) In its sole discretion, the Borrower may, from time to time deposit amounts into the Cash Collateral Account in respect of any Mortgage Sub-account from sources of the Borrower other than those received by the Clearing Bank with respect to the then-current Collection Period; provided, that if the Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by the Borrower, and may not be withdrawn except as otherwise provided for in this Agreement. Nothing contained herein shall impair or otherwise limit Borrower's obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Mortgage and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Clearing Account and/or Cash Collateral Account.

           (e) The Borrower hereby covenants and agrees that amounts allocated to the Operating Expense Sub-account with respect to the payment of operating expenses or capital expenditures shall be used only for payment of checks made by the Borrower for the payment of expenses incurred in the ordinary course of business of the ownership and operation of the Property or for the payment of expenditures approved by the Holder.

           (f) If the actual Operating Expenses paid during any Collection Period are less than the amount transferred to the Operating Account during such Collection Period, the amount of such difference shall promptly be deposited by Borrower back into the Cash Collateral Account, in any event no later than twenty (20) days after the end of the applicable Collection Period, such amount to be applied in accordance with the Annual Budget then applicable when such sum is redeposited into the Cash Collateral Account. Within twenty (20) days after the end of each Collection Period, Borrower shall prepare and deliver to Holder a financial statement in form and substance satisfactory to Holder in all material respects setting forth all amounts expended for Operating Expenses during such Collection Period, including showing variances from budget and setting forth a short explanation of any variance in excess of ten percent (10%) of the budget line item in question and identifying any payment made to an affiliate and the reasons therefor. Each such financial statement shall be certified by an officer of Borrower as being true, correct and complete in all material respects and include a certification that all amounts transferred to the Operating Account pursuant to this Agreement were expended for Operating Expenses in accordance with this Agreement or have been or are being returned to the Cash Collateral Account as provided above. Borrower shall promptly deliver to Holder such further documentation (including, without limitation, invoices, canceled checks or copies of contracts) and information as Holder may reasonably request regarding any payments described in Borrower's financial statements. If Borrower shall fail to deposit any excess funds in the Cash Collateral Account or provide its required financial statements or, after written request of Holder, evidence of expenditures, in each case, within the time periods provided in the preceding

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sentences and such failure continues for ten (10) or more days after notice of such failure, then in addition to any other remedies which Holder may have with respect thereto, Holder may elect not to fund the Operating Expense Sub-account from monies in the Cash Collateral Account or Holder may continue to hold the funds in the Operating Expense Sub-account until such failure is cured.

Section 7.   Certain Matters Regarding the Holder.

            (a) The parties agree that the Deposit Bank shall pay over to the Holder all amounts deposited in any account maintained hereunder on demand, without notice to the Borrower, provided, that in making such demand, the Holder gives notice, in writing, signed by the Holder or an authorized agent thereof, that an Event of Default under the Mortgage has occurred and is continuing. Notwithstanding the foregoing, the Borrower shall not be deemed to have waived any rights the Borrower may have against the Holder if it is determined that the Holder acted improperly.

            (b) Holder may exercise in respect of the Collateral all rights and remedies available to Holder hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of paragraph (a) above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Holder to disburse funds from the Clearing Account or the Cash Collateral Account in accordance with the terms of this Agreement, it being agreed that Holder may, at its option, (i) direct the Deposit Bank to continue to hold the funds in the Cash Collateral Account and/or (ii) continue from time to time to apply all or any portion of the funds held in the Cash Collateral Account to any payment(s) which such funds could have been applied to prior to such Event of Default, to the extent and in such order and manner as Holder in its sole discretion may determine, and/or (iii) direct that the Deposit Bank or Clearing Bank from time to time disburse all or any portion of the funds held in the Cash Collateral Account or other Collateral then or thereafter held by the Deposit Bank or Clearing Bank, as applicable, to Holder, in which event Holder may apply the funds held in the Cash Collateral Account or other Collateral to the Obligations in any order and in such manner as Holder may determine in its sole discretion.

            (c) Upon the occurrence and during the continuance of any Event o f Default, Holder may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

            (d) No failure on the part of Holder to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Mortgage and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

Section 8.   Casualty and Condemnation Proceeds Sub-account.

       Notwithstanding anything to the contrary contained herein during any Sweep Period, the following items of Rents and Profits shall be deposited and held in the Mortgage Sub-accounts described below and shall be applied in the order of priority set forth in this Section 8, and Borrower shall advise Holder at the time of receipt thereof of the nature of such Receipt so that Holder shall have sufficient time to instruct the Deposit Bank to deposit and hold such amounts in the appropriate Mortgage Sub-account:

            (a) Proceeds of any insurance, including, without limitation, rent or business interruption insurance, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Holder or Servicer to the Deposit Bank) in accordance with the provisions of the Mortgage applicable thereto.

             (b) Condemnation awards, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Holder or Servicer to the Deposit Bank) in accordance with the provisions of the Mortgage applicable thereto.

Section 9.   Successors and Assigns; Assignments; Agents.

            (a) This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower, the Holder and the Manager and their respective successors and assigns.

            (b) The Holder shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded the Holder under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

            (c) The Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of the Holder.

            (d) Any duties or actions of the Holder hereunder may be performed by the Holder or its agent(s), including without limitation, any Servicer or trustee in a Secondary Market Transaction, which includes the Loan.

Section 10.  Amendment.

       This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

Section 11.    Notices.

       Notices to the parties hereto shall be addressed and delivered in the manner set forth in the Mortgage. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made (a) when delivered by hand or by nationally recognized overnight carrier, (b) upon receipt after being deposited in the mail, certified mail and postage prepaid or
(c) in the case of facsimile notice, when sent and electronically confirmed, addressed as set forth above with a confirmatory copy to follow by regular mail.

Section 12.  Limitation on Liability.

       Holder shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Holder's active gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Holder shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Holder is hereby authorized by Borrower to act on any written instruction believed by Holder in good faith to have been given or sent by Borrower.

Section 13.  Mortgagee-in-Possession.

       Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Mortgage, the Mortgage, the Assignment of Leases and Rents and the other Loan Documents, and Holder is not and shall not be deemed to be a mortgagee in possession.

Section 14.  Governing Law.

             THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                        [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

       IN WITNESS WHEREOF, the parties hereto have executed this CASH MANAGEMENT AGREEMENT in several counterparts (each of which shall be deemed an original) as of the date first above written.


                                PARK PLAZA MALL, LLC, a Delaware
                                limited liability company

                                By: Park Plaza 3, LLC, a Delaware limited liability company, its general manager

                                         By:      /s/ DANIEL FREIDMAN
                                                  -------------------------
                                                  Name:  Daniel P. Friedman
                                                  Title:  President



                            FIRST UNION NATIONAL BANK
                            a national banking association

                            By:
                                        --------------------------
                                        Name:
                                        Title:

                            LANDAU & HEYMAN OF ARKANSAS, INC.,
                            an Arkansas corporation

                            By:
                                        ------------------------
                                        Name:
                                        Title:

       IN WITNESS WHEREOF, the parties hereto have executed this CASH MANAGEMENT AGREEMENT in several counterparts (each of which shall be deemed an original) as of the date first above written.


                                PARK PLAZA MALL, LLC, a Delaware
                                limited liability company

                                By: Park Plaza 3, LLC, a Delaware limited liability company, its general manager

                                         By:
                                                  -------------------------
                                                  Name:  Daniel P. Friedman
                                                  Title:  President



                            FIRST UNION NATIONAL BANK
                            a national banking association

                            By:         /s/ ROBERT VERNON
                                        --------------------------
                                        Name: Robert Vernon
                                        Title: Director

                            LANDAU & HEYMAN OF ARKANSAS, INC.,
                            an Arkansas corporation

                            By:
                                        ------------------------
                                        Name:
                                        Title:

       IN WITNESS WHEREOF, the parties hereto have executed this CASH MANAGEMENT AGREEMENT in several counterparts (each of which shall be deemed an original) as of the date first above written.


                                PARK PLAZA MALL, LLC, a Delaware
                                limited liability company

                                By: Park Plaza 3, LLC, a Delaware limited liability company, its general manager

                                         By:
                                                  -------------------------
                                                  Name:  Daniel P. Friedman
                                                  Title:  President



                            FIRST UNION NATIONAL BANK
                            a national banking association

                            By:
                                        --------------------------
                                        Name:
                                        Title:

                            LANDAU & HEYMAN OF ARKANSAS, INC.,
                            an Arkansas corporation

                            By:                   [SIG]
                                        ------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                        CLEARING BANK INSTRUCTION LETTER

                              ___________ __, 1999

                        Re:

Ladies and Gentlemen:

       Park Plaza Mall, LLC (the "Borrower") has entered into a Mortgage and Security Agreement, dated as of April __, 2000 (the "Mortgage"), with FIRST UNION NATIONAL BANK (together with its successors and assigns, the "Holder"), pursuant to which the Holder has provided financing to the Borrower secured by certain mortgages and/or deeds of trust on certain properties owned by the Borrower, including the property described in the caption of this letter (the "Property"). The Property is currently being managed by the Landau & Heyman (the "Manager").

       Currently, the Borrower maintains the following account (the "Property Account") with you:

                         Name:
                         Account


       The Borrower hereby notifies you that the Holder has required that it implement certain automatic clearing and processing functions and hereby
instructs you, commencing on [       ], 200 [ ] (the "Sweep Commencement Date"),
to disburse all revenues from the Property ("Revenues") deposited in the Property Account from time to time in accordance with the following terms and provisions:

       Promptly upon receipt of this letter, you shall establish a post office box address in which the Borrower shall cause all Revenues in the form of checks, money orders and similar instruments to be deposited. Within one Business day (as defined below) of receipt, you, as the "Clearing Bank," shall receive and process all Revenues and shall deposit the same into the Property Account referred to above, which Property Account, or an appropriate substitution or replacement thereof, shall thereafter be referred to as the "Clearing Account." Checks made payable to the Borrower, the Manager, the Property or the Clearing Account shall be deemed suitable for deposit in the Clearing Account. Items deposited with Clearing Bank that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be processed in accordance with the standard procedures of the Clearing Bank.

       The Clearing Account shall be an account of the Borrower but shall be under the sole dominion and control of the Holder and any servicer (a "Servicer") or other designee of the

Holder named below or in a subsequent written notice from the Holder.
The Clearing Account shall be assigned the federal tax identification number of the Borrower, which number is ______________. You shall hold amounts on deposit in the Clearing Account as agent for the Holder and shall not commingle such amounts with any other amounts held by you on behalf of the Holder, the Borrower or any other person or entity. If, in accordance with standard operating procedures, the Clearing Account may be established as a trust account for the benefit of the Holder, Borrower directs that the Clearing Account be maintained as such an account.

       The Borrower hereby notifies the Clearing Bank that, in accordance with the Mortgage, the Clearing Account and all amounts held therein from time to time, and all renewals, replacements and substitutions therefor, have been irrevocably pledged to the Holder as additional security for the loan evidenced by the Mortgage. In connection with such pledge, the Borrower hereby waives all right of withdrawal from the Clearing Account.

       The Borrower hereby irrevocably instructs and authorizes you, beginning on the first business day after the Sweep Commencement Date, to disburse on the last business day of each week via the ACH System, if available, or otherwise by wire transfer, all amounts constituting available funds on deposit in the Clearing Account to the following account:

               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------

       If transferring such amounts by the ACH System and if required by Clearing Bank, each such transfer shall be initiated by the Holder or by the Servicer. If the Clearing Bank provides electronic data transfer services, the Clearing Bank shall provide the Holder and the Servicer access to the Clearing Bank's electronic data transfer system for purposes of effecting such transfers. At any time that funds may not be transferred as described above in this paragraph, the Clearing Bank shall transfer amounts by wire transfer of immediately available funds.

       The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that the Holder or the Servicer may, by written notice to you, amend the instructions contained herein.

       In the event that the Clearing Bank fails to acknowledge that its procedures with respect to the Property Account are governed by this letter due to an objection to the terms hereof or otherwise, the Borrower hereby appoints the Holder as its attorney-in-fact with full authority to make changes to this letter and to execute on behalf of the Borrower any new modified letter acceptable to the proposed Clearing Bank.

       Matters not covered by this letter shall be determined in accordance with the customary procedures of the Clearing Bank and in the event of a conflict between the terms of this letter and the customary procedures of the Clearing Bank, the terms of this letter shall govern.

       The undersigned also notifies you that the name and address of the current Servicer with respect to the Cash Management Agreement is:

               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------

       If you have any questions concerning this letter or the Cash Management Agreement, please contact
                          -------------------  of the Holder at
(        )                        or                         of the Servicer at
----------------------------        ------------------------
                          .
--------------------------

       The address of the current Manager is:

               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------
               ---------------------------------------------

       Please acknowledge receipt of this letter and your agreement to the terms described herein by executing and returning to the Borrower an acknowledgment in the form of Schedule 1 hereto.

                                     PARK PLAZA MALL, LLC,
                                     a Delaware limited liability company

                                     By: Park Plaza 3, LLC,
                                         a Delaware limited liability company,
                                         its general manager

                                         By:
                                             ---------------------------
                                              Name:  Daniel P. Friedman
                                              Title:    President

ACKNOWLEDGED AND AGREED:

-------------------------------



By:
     ---------------------------
     Name:
     Title:

                                                                  SCHEDULE 1

                             FORM OF ACKNOWLEDGMENT

                                     [DATE]

[Borrower]

[Holder]

       Reference is made to that certain Clearing Bank Instruction Letter dated ____, 199[ ] (the "Instruction Letter") from [________________________] (the
"Borrower"). I, _____________ , on behalf of ______________________(the "Bank"), hereby acknowledge receipt of the instructions set forth in the Instruction Letter and notice of the pledges and security interest described therein. The Bank hereby agrees to perform the instructions set forth in the Instruction Letter upon the delivery by [____________________________ ] (the "Holder") of the Instruction Letter.

                                       [BANK]

                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

LOCK BOX ADDRESS:


---------------------------------------------
---------------------------------------------
---------------------------------------------

                                    EXHIBIT B

                        FORM OF PAYMENT DIRECTION LETTER

                              [MANAGER LETTERHEAD]

                                     [Date]

[Addressee]

             Re:     Payment Direction Letter for [Property]

Dear [            ]:

       [BORROWER] (the "Owner"), the owner of the [PROPERTY] (the "Property"), has mortgaged the Property to __________________________ (together with its successors and assigns, the "Holder") and has agreed that all Rents received with respect to the Property will be paid directly to a bank selected by the Holder. Therefore, from and after [DATE], please remit all payments due to the [Owner] [MANAGER], the manager of the Property (the "Manager"),] [under that certain [REFERENCE AGREEMENT], dated [_______], 199[__] (the "Agreement") between the [Owner][Manager] and you, as follows:

             (1) If paying by check, money order or other instrument, please mail such items to the following address:

                                    [CLEARING BANK]
                                    [Lockbox Address]

All checks or other instruments should be made out to the name of the "[PROPERTY]"; or

             (2) Transfer such amounts by the ACH System or wire transfer to the following account:

                                   [CLEARING BANK]
                                    ABA#
                                    Attn:
                                    Fax:
                                    Account of:
                                    Account #
                                             ------------------------
       These payment instructions cannot be withdrawn or modified without the prior written consent of the Holder or its agent (the "Servicer"), or pursuant to a joint written instruction from the Borrower and the Holder or the Servicer. Until you receive written instructions from the Holder or the Servicer, continue to send all payments due under the

Agreement to [CLEARING BANK]. All payments due under the Agreement shall be remitted to [CLEARING BANK] no later than the day on which such amounts are due.

       If you have any questions concerning this letter, please contact [_________] at [___________]. We appreciate your cooperation in this matter.

                                           Sincerely,

                                           [OWNER] [MANAGER]

                                           By:
                                               ------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT C

                     FORM OF LESSEE PAYMENT DIRECTION LETTER

                              [MANAGER LETTERHEAD]

                                     [Date]

[Addressee]

             Re:         Payment Direction Letter for [Property]

Dear [       ]:

       [BORROWER], the owner of the [PROPERTY] (the "Property"), has mortgaged the Property to ________________ (together with its successors and assigns, the "Holder") and has agreed that all Rents and Profits due for the Property will be paid directly to a bank selected by the Holder. Therefore, from and after [DATE], all rent to be paid by you under the [LEASE] between you and [BORROWER/MANAGER] (the "Lease") should be sent directly to the following address:

                    [CLEARING BANK]
                    [Lockbox Address]

             All checks should be made out to the "[PROPERTY]".

       These payment instructions cannot be withdrawn or modified without the prior written consent of the Holder or its agent (the "Servicer"), or pursuant to a joint written instruction from the Borrower and the Holder or the Servicer. Until you receive written instructions from the Holder or the Servicer, continue to send all rent payments due under the Lease to [CLEARING BANK]. All rent payments must be delivered to [CLEARING BANK] no later than the day on which such amounts are due under the Lease.

       If you have any questions concerning this letter, please contact [_________] at [________]. We appreciate your cooperation in this matter.

                                          [MANAGER]

                                           By:
                                               ------------------------------
                                               Name:
                                               Title:



                                       C-1